Regulatory requirements - Additional Information (Detail)	Mar. 31, 2014	Mar. 31, 2014 NSC [Member] JPY (¥)	Mar. 31, 2013 NSC [Member] JPY (¥)	Mar. 31, 2014 NFPS [Member]	Mar. 31, 2013 NFPS [Member]	Mar. 31, 2014 NSI [Member] USD ($)	Mar. 31, 2014 NSL [Member] SGD
Common equity Tier 1 capital ratio	4.00%
Tier 1 capital ratio	5.50%
Capital adequacy ratio	8.00%
Quantified total of business risk	120.00%	120.00%	120.00%	120.00%	120.00%
Segregated bonds with a market value		¥ 456,070,000,000	¥ 459,037,000,000
Equities with a market value		7,656,000,000	7,861,000,000
Net capital defined under the alternative method						1,000,000
Ratio of net capital under the alternative method						2.00%
Percentage of total risk margin requirement						8.00%
Amount of maintenance of net capital as cash						1,000,000
Minimum capital required							15,000,000